                                                           SEMIANNUAL REPORT TO
                                                    SHAREHOLDERS FOR THE PERIOD
                                                        ENDED FEBRUARY 28, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[BOX CHART]

Offering investors the opportunity for high current income consistent with low volatility of principal]


KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND

        ". . . there was a flight to quality as investors looked for safe havens for their money... the fund did well as prices of high quality, short-term income assets rose. ..."


                                                [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
SHAREHOLDERS' MEETING
9
PORTFOLIO OF INVESTMENTS
10
FINANCIAL STATEMENTS
12
NOTES TO FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS

At A GLANCE
-------------------------------------------------------------------------------
KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
-------------------------------------------------------------------------------

CLASS A                       1.97%
CLASS B                       1.61%
CLASS C                       1.63%
LIPPER ADJUSTABLE RATE        2.59%
MORTGAGE FUNDS
CATEGORY AVERAGE*
-------------------------------------------------------------------------------

Returns and rankings are historical and do not reflect future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

-------------------------------------------------------------------------------
 NET ASSET VALUE
-------------------------------------------------------------------------------
                                     AS OF     AS OF
                                    2/28/98   8/31/97
-------------------------------------------------------------------------------
    KEMPER ADJUSTABLE RATE
    U.S. GOVERNMENT FUND CLASS A      $8.25     $8.31
-------------------------------------------------------------------------------
    KEMPER ADJUSTABLE RATE
    U.S. GOVERNMENT FUND CLASS B      $8.26     $8.32

-------------------------------------------------------------------------------
    KEMPER ADJUSTABLE RATE
    U.S. GOVERNMENT FUND CLASS C      $8.27     $8.33
-------------------------------------------------------------------------------

KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND RANKINGS*
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER ADJUSTABLE RATE MORTGAGE FUNDS
CATEGORY

                  CLASS A       CLASS B      CLASS C
-------------------------------------------------------------------------------
      1-YEAR      #30 of        #35 of        #34 of
                 35 funds      35 funds      35 funds
-------------------------------------------------------------------------------
      5-YEAR      #22 of          N/A          N/A
                 25 funds
-------------------------------------------------------------------------------
      10-YEAR      #2 of          N/A          N/A
                  4 funds
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF FEBRUARY 28, 1998.

                   CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------
SIX-MONTHS
INCOME:          $ .2225   $ .1932   $ .1947
-------------------------------------------------------------------------------
FEBRUARY
DIVIDEND:        $0.0360   $0.0309   $0.0311
-------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:             5.24%     4.49%     4.51%
-------------------------------------------------------------------------------
SEC YIELD+:        4.72%     4.14%     4.16%
-------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on February 28, 1998. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended February 28, 1998, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

YOUR FUND'S STYLE

[BOX CHART]
-------------------------------------------------------------------------------
MORNINGSTAR FIXED INCOME STYLE BOX
-------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL 312-696-6000. (Morningstar Style Box is based on a portfolio date as of February 28, 1998.) The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ADJUSTABLE RATE MORTGAGES (ARMS) Mortgages whose interest rates adjust periodically based on changes to a corresponding index rate. To help protect the borrower against dramatic rate increases in a short period of time, ARMs are often originated with interest rate caps. An interest rate cap assures the borrower that the rate will not adjust beyond a certain point within a specific period.

DURATION A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

FEDERAL FUNDS RATE (FED FUNDS) The interest rate banks charge each other for overnight loans that are needed to meet reserve requirements. The Fed Funds rate is often considered the most sensitive indicator of the direction of interest rates.

FLIGHT-TO-QUALITY BUYING A term describing investors who increase their allocation to U.S. Treasuries and other high quality securities from riskier equity and foreign bond securities, in times of global economic uncertainty.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar value change over the period.

ECONOMIC Overview

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT
ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Despite ongoing stock market volatility, the economic climate for mutual fund investors was fairly positive in the first quarter of 1998. The Dow Jones Industrial Average rose 11.3 percent, making it the best first quarter since 1987. Seemingly in defiance of our diplomatic struggles with Iraq, political scandal at home and a few major earnings disappointments particularly in the technology sector, the market managed to hit several new highs in the first quarter. U.S. corporate profit growth and earnings continued to boost stock prices, making the market all the more attractive to investors. Steady U.S. economic growth bolstered by stable interest rates created a positive environment for both equity and fixed-income investing -- and we expect this trend to continue.

  The U.S. economy, as measured by the gross domestic product (GDP) growth rate, grew at a 3.8 percent rate in 1997, representing solid growth for the year ahead. Momentum for the year is expected to slow to a rate of 2.5 to 3.0 percent, still a very respectable rate.

  Although the economy will continue to slow in the months ahead, the outlook is still positive. Employment growth is expected to remain steady. Both bonds and equities continue to perform well, thereby boosting consumer confidence and spending. The housing market has been noteworthy, with new home sales reaching an all-time high for this point in the economic cycle and housing starts remain high relative to demographic trends.

  Output prices, as measured by the Consumer Price Index (CPI), remained stable at 1.5 to 2 percent year over year. When the rate of inflation remains stable and as low as it has, the risk of higher interest rates is reduced and the real return on financial assets grows. It is unlikely that the Fed will raise interest rates in the second quarter.

  Much of the market activity in the first quarter can be attributed to today's service-based economy. With the arrival of annual and holiday bonuses at the end of the fourth quarter -- compensation for a good year's work -- the first quarter has established itself as a time for American employees to either spend or stash away these lump sum earnings in Individual Retirement Accounts (IRAs) and other investments.

  One factor that affected the U.S. market in 1997 appears to be having a diminished influence in 1998. The East Asian market crisis now appears for most Asian countries to be subsiding. East Asia's economic difficulties did not affect global production or employment nearly as much as the markets had anticipated. Consequently, most investors have not felt the serious repercussions that had been feared. Obviously, investors with heavy concentrations in the region suffered the largest losses. But the markets were anticipating a greater global impact -- and this has not yet come to pass. Further impacts may occur or orders on shipments already made may find no ultimate buyer. Then again, many East Asian countries appear to have already recovered from the crisis. Some Asian currencies have stabilized and several Asian stock markets have rebounded. Korea and Malaysia are two countries where this has happened. The perception of an Asian "contagion" or flu throughout the region is fading fast -- and investors in general seem to be staying in the game.

  At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, left us with an expected budget surplus for fiscal 1998. This stable fiscal environment is characterized by a reduction in Treasury financing, which tends to have a downward effect on interest rates. Lower interest rates fuel consumer spending, which clearly benefits the marketplace in the form of higher corporate revenues and earnings. One result of higher earnings is higher stock prices, which can ultimately benefit investors.

  The last time the U.S. enjoyed a budget surplus was 1969. After nearly 30 years of being in the red, we very well may notice a new shift in psychology about the Treasury market and the issuance of Treasury securities. In the past, investors worried about deficits that were out of control and expected higher interest rates on Treasuries. High interest rates are the bane of fixed-income investing, so a balanced budget can be expected to have a positive effect.

  On the global front, current economic fundamentals continue to favor the U.S., with the dollar persisting as a safe haven for investors. International investors want to

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                              NOW (3/31/98)       6 MONTHS AGO        1 YEAR AGO     2 YEARS AGO
10-YEAR TREASURY RATE(1)         5.65                6.03                6.89           6.51
PRIME RATE(2)                    8.5                 8.5                 8.5            8.25
INFLATION RATE(3)                1.38                2.08                2.43           2.9
THE U.S. DOLLAR(4)               4.88                7.62                9.32           8.94
CAPITAL GOODS ORDERS(6)*         8.14               15.24                8.1            3.54
INDUSTRIAL PRODUCTION(5)*        4.95                4.99                5.31           2.41
EMPLOYMENT GROWTH(6)             2.59                2.36                2.27           1.78

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of February 28, 1998.

SOURCE:   ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

participate in U.S. economic growth, which, at 3.8 percent for 1997, was better than the economic growth in both Europe and Japan. Europe's 1997 growth rate remained fairly steady at 2 to 3 percent. Japan experienced a growth rate last year of 1 percent. U.S. real interest rates have also been more attractive than those of most other countries, enticing foreign investors to buy U.S. Treasuries.

  We anticipate the positive economic environment to continue. The budget surplus should hold for at least the near term. President Clinton's initiatives for increased spending and more tax credits haven't come to fruition. In fact, proponents of spending control have continued to squelch spending programs on Capitol Hill. All the while, fiscal policy has remained steady.

  With solid economic growth, lower interest rates, low inflation and a record-setting stock market, it is no wonder that investor expectations are high. But, are investors expecting too much?

  It is important to recognize that although from a macroeconomic perspective the economy is strong, there are some microeconomic challenges that could threaten in the months to come. These include health care reform and shifts in the political landscape at home and continuing conflicts or new developments abroad. For example, the European monetary union (EMU) appears to be proceeding as we would expect. But within six months to a year after the EMU is established in 1999, tensions may indeed mount as countries try to adapt to the new structure. Each of these issues could affect our strong, yet reactive marketplace. Be sure to stay tuned.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

                                                  Sincerely,

                                                  /s/ JOHN E. SILVIA

                                                  JOHN E. SILVIA
                                                   April 10, 1998

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS A PORTFOLIO MANAGER OF KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND. VANDENBERG HAS MORE THAN 23 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME,
BASED ON MARKET AND OTHER CONDITIONS.

WITH THE ECONOMIC IMPACT OF THE ASIAN FINANCIAL CRISIS NOT YET CLEAR, BOND INVESTORS DROVE YIELDS DOWN THEN UP AGAIN DURING KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND'S SEMI-ANNUAL PERIOD FROM SEPTEMBER 1997 THROUGH FEBRUARY 1998. PORTFOLIO MANAGER RICHARD VANDENBERG DISCUSSES HOW THE FUND RESPONDED TO THE CHANGING CONDITIONS AND WHAT HE EXPECTS DOWN THE ROAD.

Q     HOW DID KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND PERFORM OVER THE PAST
SIX MONTHS?

A     Performance was strong from September through October, lost some drive from November through mid-January and was rather disappointing from mid-January through much of February. The fund gained 1.97 percent from September 1997 through February 1998, versus an average gain of 2.59 percent for the 35 funds in the Lipper Analytical Services adjustable rate mortgage category. It wasn't one of the better returns from this fund.

Q     KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND HAS FARED CONSIDERABLY BETTER
IN THE PAST. WHAT WERE SOME OF THE MARKET FORCES BEHIND THIS PERIOD'S
PERFORMANCE?

A     In September the Asian crisis was just emerging. The market presumed that the Federal Reserve Board (the Fed) would have to ease short-term interest rates to bolster the U.S. economy as the effects of the crisis reached our shores. The fund performed well as the bond market strengthened under this scenario.

  When the stock market lost 7 percent of its total value on October 27, 1997, there was a flight to quality as investors looked for safe havens for their money. Again, the fund did well as prices of high quality, short-term income assets rose.

  Going into mid-January, the market still expected the Fed would move to lower interest rates. During the second week of that month, yields dropped to 35-year lows on the long end of the bond market and short-term Treasuries were actually trading at a lower yield than Fed Funds, which typically occurs when the market expects the Fed to ease imminently.

  But when economic indicators began to show that the Asian crisis was having much less of an effect on the U.S. economy than was previously expected, the market began to question whether the Fed was going to need to ease. When Fed Chairman Alan Greenspan spoke during his Humphrey-Hawkins testimony on February 4, 1998, he made it clear that the Fed had no near-term plans to move rates in any direction. Short rates went back up, and adjustable rate mortgages (ARMs) actually outperformed Treasuries. This is the point where the fund stumbled a bit.

Q     HOW DID THIS AFFECT THE FUND?

A     The fund was a bit short in duration compared to its peer group in
December, which hurt its performance slightly in the beginning of January. But what probably had a stronger negative impact on performance was the fund's higher allocation in Treasuries -- about 20 percent. A more typical allocation for this fund is 10- to 15-percent in Treasuries. We had overweighted

PERFORMANCE UPDATE

Treasuries in anticipation of stable or lower interest rates. Instead, as interest rates rose from mid-January through the end of February, Treasuries lost value and, therefore, this allocation caused the fund to lose ground against its peers.

Q     WILL YOU REALLOCATE?

A     Actually, I expect the fund will perform better, positioned as it is, now that the market has found a bottom and is rallying. The higher allocation of Treasuries should serve us well now, so we think we will regain performance. When the market gets up close to where it was the second week of January, where we don't think those yields could be sustained, we'll likely roll a good portion of the fund's Treasuries into adjustable rate mortgages. We're also considering adding some pass-throughs that are not adjustable rate but are short duration and should add income to the fund.

Q     WHAT DO YOU EXPECT FOR THE FUND'S SECOND HALF OF ITS FISCAL REPORTING
YEAR?

A     We're taking a neutral outlook. We're keeping a close eye on the Asian crisis and the domestic economic data. If the domestic economic data continues very strong, there is a chance that the Fed may choose to raise rates. If that happens we're likely to take a more defensive posture and will increase our ARM holdings.

Q     ARE ARM FUNDS A GOOD PLACE TO BE NOW?

A     ARM funds are a good defensive vehicle. If economic growth continues at the strong pace it is today, then the odds probably favor the Fed tightening rates at some point to cool off growth. Most bond funds lose value when rates rise. An ARM coupon goes up as the rates rise so the principal remains steady.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------------
                                        ON 2/28/98              ON 8/31/97
-------------------------------------------------------------------------------
GOVERNMENT AGENCIES ARMS                75%                     91%
-------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT BONDS             24                       8
-------------------------------------------------------------------------------
FIXED RATE AGENCY SECURITIES             1                       1
-------------------------------------------------------------------------------
                                       100%                    100%

                                  [PIE CHART]               [PIE CHART]
                                   ON 2/28/98                ON 8/31/97

DURATION

-------------------------------------------------------------------------------
                                    ON 2/28/98                ON 8/31/97
-------------------------------------------------------------------------------
DURATION                        0.9 years                 0.9 years
-------------------------------------------------------------------------------

* Portfolio composition is subject to change.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held, and adjourned as necessary. Kemper Adjustable Rate U.S. Government Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of new investment management agreement, approval of changes in the Fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                                 For      Withheld

   David W. Belin             5,610,204   47,024

   Lewis A. Burnham           5,611,588   45,640

   Donald L. Dunaway          5,611,588   45,640

   Robert B. Hoffman          5,611,588   45,640

   Donald R. Jones            5,610,876   46,352

   Shirley D. Peterson        5,608,996   48,232

   Daniel Pierce              5,606,483   50,745

   William P. Sommers         5,611,588   45,640

   Edmond D. Villani          5,606,657   50,571

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

      For     Against  Abstain
   5,594,417  14,699   48,113

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                                 Broker
      For     Against  Abstain  Non-Votes
   4,745,574  30,133   246,039  635,482

4) Approval of changes in the Fund's fundamental investment policies to permit a master/feeder fund structure.

      For     Against  Abstain
   4,575,959  109,270  445,801

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                                                      Broker
                            For    Against  Abstain  Non-Votes
   Class B                572,892  1,249    4,661    27,167
   Class C                68,995   0        3,232    0

PORTFOLIO OF INVESTMENTS

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS AT FEBRUARY 28, 1998 (UNAUDITED)

(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------
                                                                    INTEREST                 PRINCIPAL
     U.S. GOVERNMENT OBLIGATIONS                 TYPE                 RATE        MATURITY    AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                      Adjustable rate           7.663-7.86 %       2022      $15,757    $16,276
MORTGAGE CORPORATION -                 mortgages (a)             7.699-7.886        2023        5,617      5,783
37.3%                                                            7.882-7.992        2025        5,116      5,240
(Cost: $27,557)
                                       Fixed rate                11.25              2010          220        242
                                       collateralized            11.00              2014           58         58
                                       mortgage obligations
                                       -------------------------------------------------------------------------
                                                                                                          27,599
----------------------------------------------------------------------------------------------------------------
GOVERNMENT                             Adjustable rate           7.375              2022        5,347      5,486
NATIONAL MORTGAGE                      mortgages (a)             7.00               2027        4,922      4,993
ASSOCIATION - 25.6%                                              6.00               2028        8,000      8,084
(Cost: $18,920)
                                       Pass-through              11.00              2018          292        324
                                       certificates
                                       -------------------------------------------------------------------------
                                                                                                          18,887
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY                          Notes                     9.125              1999        5,000      5,205
SECURITIES - 24.2%                                               8.00               1999        3,000      3,101
(Cost: $18,063)                                                  8.875              2000        6,000      6,405
                                                                 7.50               2002        3,000      3,208
                                       -------------------------------------------------------------------------
                                                                                                          17,919
----------------------------------------------------------------------------------------------------------------
FEDERAL                                Adjustable rate           7.124              2019        3,083      3,163
NATIONAL MORTGAGE                      mortgages (a)             7.66               2021        1,660      1,717
ASSOCIATION - 14.1%                                              7.804              2023        2,123      2,194
(Cost: $10,435)                                                  7.651              2025        3,249      3,348
                                       -------------------------------------------------------------------------
                                                                                                          10,422
----------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--101.2%
                                       (Cost: $74,975)                                                    74,827
                                       -------------------------------------------------------------------------
                                       LIABILITIES, LESS CASH AND OTHER ASSETS--(1.2)%                      (882)
                                       -------------------------------------------------------------------------
                                       NET ASSETS--100%                                                  $73,945
                                       -------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Adjustable rate securities. The interest rates on these securities vary with a selected index at specified intervals and the rates shown above are the effective rates on February 28, 1998. The dates shown represent the final maturity of the obligations.

Based on the cost of investments of $74,975,000 for federal income tax purposes at February 28, 1998, the gross unrealized appreciation was $192,000, the gross unrealized depreciation was $340,000 and the net unrealized depreciation on investments was $148,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 1998 (UNAUDITED)
(IN THOUSANDS)

-------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------
Investments, at value
(Cost: $74,975)                                                 $  74,827
-------------------------------------------------------------------------
Cash                                                                6,532
-------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                     37
-------------------------------------------------------------------------
  Investments sold                                                  1,063
-------------------------------------------------------------------------
  Interest                                                            877
-------------------------------------------------------------------------
    TOTAL ASSETS                                                   83,336
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                              1,169
-------------------------------------------------------------------------
  Investments purchased                                             8,113
-------------------------------------------------------------------------
  Management fee                                                       35
-------------------------------------------------------------------------
  Distribution services fee                                             5
-------------------------------------------------------------------------
  Administrative services fee                                          15
-------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               19
-------------------------------------------------------------------------
  Trustees' fees                                                       35
-------------------------------------------------------------------------
    Total liabilities                                               9,391
-------------------------------------------------------------------------
NET ASSETS                                                      $  73,945
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------

Paid-in capital                                                 $  84,288
-------------------------------------------------------------------------
Accumulated net realized loss on investments                      (10,699)
-------------------------------------------------------------------------
Net unrealized depreciation on investments                           (148)
-------------------------------------------------------------------------
Undistributed net investment income                                   504
-------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $  73,945
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($65,307 / 7,919 shares outstanding)                              $8.25
-------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                       $8.55
-------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($7,214 / 873 shares outstanding)                                 $8.26
-------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  (subject to contingent deferred sales charge) per share
  ($1,424 / 172 shares outstanding)                                 $8.27
-------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

(IN THOUSANDS)

----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
Interest income                                                 $2,575
----------------------------------------------------------------------
Expenses:
  Management fee                                                   219
----------------------------------------------------------------------
  Distribution services fee                                         32
----------------------------------------------------------------------
  Administrative services fee                                       86
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           128
----------------------------------------------------------------------
  Professional fees                                                 24
----------------------------------------------------------------------
  Reports to shareholders                                           61
----------------------------------------------------------------------
  Trustees' fees and other                                          10
----------------------------------------------------------------------
    Total expenses                                                 560
----------------------------------------------------------------------
NET INVESTMENT INCOME                                            2,015
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments (including
  options purchased)                                                22
----------------------------------------------------------------------
  Net realized loss from futures transactions                      (81)
----------------------------------------------------------------------
    Net realized loss                                              (59)
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            (395)
----------------------------------------------------------------------
Net loss on investments                                           (454)
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,561
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 SIX MONTHS
                                                                   ENDED                   YEAR
                                                                FEBRUARY 28,              ENDED
                                                                    1998                AUGUST 31,
                                                                (UNAUDITED)                1997
-------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------
  Net investment income                                              $ 2,015                4,875
-------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                               (59)                 522
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                    (395)                 341
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   1,561                5,738
-------------------------------------------------------------------------------------------------
Net equalization charges                                                 (81)                (127)
-------------------------------------------------------------------------------------------------
Distribution from net investment income                               (2,087)              (4,810)
-------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                          (7,415)             (13,311)
-------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                          (8,022)             (12,510)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------

Beginning of period                                                   81,967               94,477
-------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$504 and $657, respectively)                                         $73,945               81,967
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND                    Kemper Adjustable Rate U.S. Government Fund (the
                             Fund) is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C Shares do not convert into another class. Class I shares (none sold through February 28,
                             1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At February 28, 1998, the Fund had $8,113,000 in purchase commitments outstanding (11% of net assets) with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended February 28, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at February 28, 1998, amounting to approximately $10,681,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's Shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper, and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $219,000 for the six months ended February 28, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                      COMMISSIONS
                                                                       RETAINED     COMMISSIONS ALLOWED
                                                                        BY KDI        BY KDI TO FIRMS
                                                                      -----------   --------------------
                             Six months ended February 28, 1998         $6,000             51,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various

NOTES TO FINANCIAL STATEMENTS

                             firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                                     COMMISSIONS AND
                                                                              DISTRIBUTION FEES     DISTRIBUTION FEES
                                                                                  AND CDSC             PAID BY KDI
                                                                               RECEIVED BY KDI          TO FIRMS
                                                                              -----------------   ---------------------
                                         Six months ended February 28, 1998        $42,000                50,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                      ASF PAID BY       ASF PAID BY KDI
                                                                    THE FUND TO KDI        TO FIRMS
                                                                    -----------------   -----------------
                              Six months ended February 28, 1998        $86,000              87,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $121,000 for the six months ended February 28, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended February 28, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $8,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended February 28, 1998,
                             investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $ 96,385
                             Proceeds from sales                         115,181

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED
                                                                   FEBRUARY 28,                YEAR ENDED AUGUST 31,
                                                                       1998                            1997
                                                               ---------------------           ---------------------
                                                               SHARES        AMOUNT            SHARES        AMOUNT
                                        SHARES SOLD
                                        Class A                1,021        $ 8,397            1,089        $  8,931
                                       -----------------------------------------------------------------------------
                                        Class B                  206          1,712              626           5,196
                                       -----------------------------------------------------------------------------
                                        Class C                   89            736               82             680
                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  161          1,331              369           3,054
                                       -----------------------------------------------------------------------------
                                        Class B                   17            147               33             271
                                       -----------------------------------------------------------------------------
                                        Class C                    3             27                7              55
                                       -----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (2,161)      (17,792)           (3,198)       (26,282)
                                       -----------------------------------------------------------------------------
                                        Class B                 (191)        (1,585)            (523)         (4,338)
                                       -----------------------------------------------------------------------------
                                        Class C                  (47)          (388)            (106)           (878)
                                       -----------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   49            412               11              93
                                       -----------------------------------------------------------------------------
                                        Class B                  (49)          (412)             (11)            (93)
                                       -----------------------------------------------------------------------------
                                        NET DECREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $(7,415)                        $(13,311)
                                       -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             -----------------------------------------------
                                                                CLASS A
                                             -----------------------------------------------
                                              SIX MONTHS
                                                 ENDED
                                             FEBRUARY 28,        YEAR ENDED AUGUST 31,
                                                 1998          -------------------------
                                              (UNAUDITED)      1997   1996   1995   1994
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------
Net asset value, beginning of period             $8.31         8.22   8.30   8.33   8.68
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .22          .45    .46    .48    .34
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.06)         .09   (.09)  (.04)  (.29)
--------------------------------------------------------------------------------------------
Total from investment operations                   .16          .54    .37    .44    .05
--------------------------------------------------------------------------------------------
Less distribution from net investment
income                                             .22          .45    .45    .47    .40
--------------------------------------------------------------------------------------------
Net asset value, end of period                   $8.25         8.31   8.22   8.30   8.33
--------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     1.97%        6.75   4.55   5.52    .59
--------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------
Expenses                                          1.28%        1.25   1.15   1.10    .93
--------------------------------------------------------------------------------------------
Net investment income                             5.16%        5.50   5.49   5.76   3.96
--------------------------------------------------------------------------------------------

                                           -------------------------------------------------------
                                                                   CLASS B
                                           -------------------------------------------------------
                                            SIX MONTHS
                                              ENDED       YEAR ENDED AUGUST        MAY 31
                                           FEBRUARY 28,          31,                 TO
                                               1998       ------------------     AUGUST 31,
                                           (UNAUDITED)    1997   1996   1995        1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $8.32       8.23   8.31   8.32        8.37
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .19        .39    .40    .43         .07
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.06)       .09   (.09)  (.04)       (.04)
--------------------------------------------------------------------------------------------------
Total from investment operations                .13        .48    .31    .39         .03
--------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                          .19        .39    .39    .40         .08
--------------------------------------------------------------------------------------------------
Net asset value, end of period                $8.26       8.32   8.23   8.31        8.32
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  1.61%      5.96   3.79   4.84         .34
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                       2.01%      1.93   1.89   1.85        1.96
--------------------------------------------------------------------------------------------------
Net investment income                          4.43%      4.82   4.75   5.01        3.36
--------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           --------------------------------------------------
                                                                CLASS C
                                           --------------------------------------------------
                                            SIX MONTHS
                                              ENDED       YEAR ENDED AUGUST      MAY 31
                                           FEBRUARY 28,          31,               TO
                                               1998       ------------------   AUGUST 31,
                                           (UNAUDITED)    1997   1996   1995      1994
---------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period          $8.33       8.24   8.32   8.33      8.37
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .19        .39    .40    .43       .08
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (.06)       .09   (.09)  (.04)     (.04)
---------------------------------------------------------------------------------------------
Total from investment operations                .13        .48    .31    .39       .04
---------------------------------------------------------------------------------------------
Less distribution from net investment
income                                          .19        .39    .39    .40       .08
---------------------------------------------------------------------------------------------
Net asset value, end of period                $8.27       8.33   8.24   8.32      8.33
---------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   1.63%     5.98   3.82   4.89       .47
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------
Expenses                                       1.98%      1.88   1.89   1.79      1.88
---------------------------------------------------------------------------------------------
Net investment income                          4.46%      4.87   4.75   5.07      3.52
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED
                                              FEBRUARY 28,            YEAR ENDED AUGUST 31,
                                                  1998       ---------------------------------------
                                              (UNAUDITED)     1997     1996     1995      1994
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)        $73,945      81,967   94,477   129,757   202,815
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                226%        249      272       308       533
----------------------------------------------------------------------------------------------------

NOTES: Scudder Kemper agreed to waive its management fee and absorb certain operating expenses during a portion of the fiscal year ended August 31, 1992. Thereafter, these expenses were gradually reinstated from December 31, 1992 through January 31, 1994. Without this agreement, the ratios of expenses and net investment income to average net assets for Class A shares would have been .99% and 3.90% for the year ended August 31, 1994.

Total return does not reflect the effect of any sales charges.

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                   OFFICERS

DANIEL PIERCE              MARK S. CASADY                  JOHN R. HEBBLE
Chairman and Trustee       President                       Assistant Treasurer

DAVID W. BELIN             PHILLIP J. COLLORA              MAUREEN E. KANE
Trustee                    Vice President, Secretary       Assistant Secretary
                           and Treasurer                   CAROLINE PEARSON
LEWIS A. BURNHAM
Trustee                    JERALD K. HARTMAN               Assistant Secretary

DONALD L. DUNAWAY          Vice President                  ELIZABETH C. WERTH
Trustee                    THOMAS W. LITTAUER              Assistant Secretary

ROBERT B. HOFFMAN
Trustee                    ANN M. MCCREARY
                           Vice President
DONALD R. JONES
Trustee                    ROBERT C. PECK, JR.
                           Vice President
SHIRLEY D. PETERSON
Trustee                    KATHRYN L. QUIRK
                           Vice President
WILLIAM P. SOMMERS
Trustee                    RICHARD L. VANDENBERG
                           Vice President
EDMOND D. VILLANI
Trustee                    LINDA J. WONDRACK
                           Vice President


--------------------------------------------------------------------------------
LEGAL COUNSEL              VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                KEMPER SERVICE COMPANY
SERVICE AGENT              P.O. Box 419557
                           Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND              INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT             801 Pennsylvania
                           Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER      KEMPER DISTRIBUTORS, INC.
                           222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER LOGO]

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.
KARGF - 3 (4/98) 1045790